Pastos Grandes	12 Months Ended
Dec. 31, 2024
Disclosure of subsidiaries [abstract]
Pastos Grandes
10.
PASTOS GRANDES

On August 16, 2024, PGCo, a wholly-owned subsidiary of the Company holding the Pastos Grandes project in Salta, Argentina, issued common shares representing approximately 14.9% of PGCo to Ganfeng for a consideration of approximately $70,000. As the Company retained control of PGCo, the transaction was accounted for as an equity transaction.

As a result, the Company recognized a non-controlling interest of $62,662, representing Ganfeng Lithium’s 14.9% share in the net assets of PGCo, along with a reduction in deficit of $6,884, which includes a gain on sale of PGCo’s minority interest of $7,338 and transaction costs of $454.

10.
PASTOS GRANDES (continued)

In Q3 2024, PGCo utilized the proceeds from the Pastos Grandes transaction and entered into a loan facility agreement for $65,000 with Minera Exar to fund its debt repayment, working capital and other requirements. The loan matures five years from the date of drawdown and carries an interest rate of SOFR plus 4.0%. Minera Exar has to settle the loans provided by PGCo in US$ with sufficient ARS$ at the implied market exchange rate. This settlement mechanism requires Minera Exar to repay the loans with more US$ at the official exchange rate.

$
Loans advanced by PGCo to Minera Exar, as at December 31, 2023	-
Loans to Minera Exar	65,000
Accrued interest	2,355
Loans advanced by PGCo to Minera Exar, as at December 31, 2024	67,355

As at December 31, 2024, Lithium Argentina held an 85.1% controlling interest in PGCo, a subsidiary consolidated within the Company’s financial statements. Summarized financial information for PGCo for the year ended December 31, 2024, is as follows:

•
Net Income: $5,939
•
Total Assets: $428,914
•
Total Liabilities: $452

The summarized financial information provided represents PGCo’s financial results, which contribute to the overall financial position of Lithium Argentina.